UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 5, 2025

Resonate Blends, Inc.

(Exact name of registrant as specified in its charter)

Nevada	000-21202	58-1588291
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

One Marine Plaza, Suite 305A North Bergen, New Jersey	07047
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (786) 369-9696

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

SECTION 5 – CORPORATE GOVERNANCE AND MANAGEMENT

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Effective as of March 5, 2025, the following has resigned as President /CEO of the Registrant, but shall remain as a member of the Board of Directors.

Name	Position
James Morrison	Director

The Officer resigning has stated in his resignation letter that his resignation as President/CEO does not in any way imply or infer that there is any dispute or disagreement relating to the Company’s operations, policies or practices. Mr. Morrison will remain as member of the Board of Directors.

Each resigning Officer has been provided a copy of his disclosure, no less that the day the Registrant is filing the disclosure with the Commission. Each Officer will be given an opportunity to furnish the Registrant a letter or response, that he agrees with the statements made by the Registrant in this Section 5.02, and if not, stating the respects in which he does not agree.

Effective as of March 5, 2025, the following individual(s) appointed by the Board of Directors to the positions indicated of the Registrant:

Name	Age	Position
James W. Zimbler	59	President/CEO and Director

Mr. Zimbler has served as the Registrant’s Director and Vice President of Corporate Finance since March 2024. Since July 1, 2020; he served as a Director of Emergent Health Corp. (“EMGE”) from November 2017 to November 2021. December 2017 until June 2019, he served as President and a director of the predecessor iteration of a public company that is now Enzolytics, Inc., a drug development company. Since October 2024, he is the managing partner of LB Equity Advisors, Inc., a consulting company. In December 2016 he founded Emerging Growth Advisors, Inc., a consulting firm providing advisory services related to mergers and acquisitions for corporations including the Company. Prior to founding LB Equity Advisors, Inc., and Eocine Management Advisors, Inc., Mr. Zimbler served in a managerial role at other consulting firms, each specializing in mergers and acquisitions, roll ups and turn-around work.

Mr. Zimbler will be responsible for seeking to reorganize the Registrant and negotiate with creditors and related parties to reduce the liabilities of the Registrant in order to return the Registrant to solvency, while negotiating with other strategic partner for any possible merger and/or acquisition.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits.

Exhibit No.	Exhibit
17.1	Resignation Letter of James Morrison, Director, dated March 5, 2025

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RESONATE BLENDS, INC.

/s/ James W. Zimbler
James W. Zimbler
President
Date: March 14, 2025